CAVANAL HILL FUNDS

Supplement dated November 4, 2024

to the

Statement of Additional Information

dated December 28, 2023

On October 24, 2024, the Board of Trustees (the “Board”) of Cavanal Hill Funds (the “Trust”), including a majority of the independent trustees of the Trust, after review and consideration of her qualifications and compensation, appointed Catherine Dunn as the President of the Trust. Ms. Dunn replaces Mr. Bill King in the foregoing position, and all references to Mr. King in the Trust’s Statement of Additional Information dated December 28, 2023, are hereby deleted in their entirety.

Ms. Dunn’s appointment becomes effective on November 1, 2024. Ms. Dunn was born in 1971. In the past five (5) years, Ms. Dunn has served as Vice President of Financial Reporting at State Street Bank & Trust, Manager of Global Fund Services at U.S. Bank, and currently serves as Senior Vice President and Fund Administration Manager of the Trust. Ms. Dunn oversees no portfolios in the Trust’s fund complex, and she holds no other directorships in the Trust.

For more information, please contact us at 1-800-762-7085.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.